CASE NAME: LACLEDE STEEL COMPANY          FORM OPR-1A
CASE NUMBER: 01-48321-399
                                                       As of
                                                      July 31,          Aug 31
BALANCE SHEETS                                         2001 *            2001
                                                       ----              ----

Current Assets:
    Cash                                               195,000          195,000
    Accounts receivable, net of allowances          15,675,287       15,410,249
    Inventories                                     20,364,783       12,884,535
    Accounts receivable from subsidiaries            1,128,194          819,274
    Deferred charges                                 1,782,385        2,120,896
    Prepaid expenses                                 1,111,176        1,072,297
                                                  ------------------------------
            Total Current Assets                    40,256,825       32,502,251
                                                  ------------------------------

Non-Current Assets:
    Unamortized debt issue costs                       951,697          919,974
    Reorg. value in excess of indent. assets        21,024,511       20,838,453
    Other                                               37,533           37,533
                                                  ------------------------------
            Total Non-Current Assets                22,013,741       21,795,960
                                                  ------------------------------

Plant and Equipment, at cost                        35,040,334       35,544,452
    Less - accumulated depreciation                 -1,103,508       -1,261,152
                                                  ------------------------------
            Net Plant and Equipment                 33,936,826       34,283,300
                                                  ------------------------------

Total Assets                                        96,207,392       88,581,511
                                                  ==============================

I CERTIFY UNDER PENALTY OF PERJURY THAT TO THE BEST OF MY KNOWLEDGE
THE FOLLOWING OPERATING REPORTS CONSISTING OF      PAGES ARE TRUE AND CORRECT.

Date Submitted   10-11-01                  Signed /s/ James B. Claus
                -----------------------           ------------------------------
* Bankruptcy filing was on Friday, July 27, 2001; in accordance with the Debtor's normal practices, Balance Sheet was prepared as of July 31, 2001.




CASE NAME: LACLEDE STEEL COMPANY                    FORM OPR-1B
CASE NUMBER: 01-48321-399
                                                        As of
                                                       July 31         Aug 31
BALANCE SHEETS                                           2001           2001
                                                       -------        --------

Current Liabilities:
    Accounts payable                                  12,126,951     1,2126,951
    Accrued compensation                               1,572,602      1,640,265
    Accrued taxes other than income taxes                802,311        758,985
    Interest on debt                                     548,423        575,509
    Other current liabilities                          2,385,429      1,760,535
                                                    ----------------------------
            Total Current Liabilities                 17,435,716     16,862,245
                                                    ----------------------------

Non-Current Liabilities:
    Pensions                                           3,027,693      3,027,693
    Postretirement health care                        50,960,618     50,960,618
    Deferred income taxes                                563,226        563,226
    EAF dust reserve                                     202,358        202,358
    Other                                                   -837           -649
                                                    ----------------------------
            Total Non-Current Liabilities             54,753,058     54,753,246
                                                    ----------------------------

Long-Term Debt
    Notes and bonds payable                            6,783,658      6,791,991
    Bank credit facility                              23,302,646     18,579,060
    Term loan - banks                                  5,741,668      5,741,668
                                                    ----------------------------
            Total Long-Term Debt                      35,827,972     31,112,719
                                                    ----------------------------

Stockholders' Equity (Deficit):
    Common stock                                          35,100         35,100
    Capital in excess of par value                    12,465,000     12,465,000
    Accumulated deficit                              -24,309,454    -26,646,799
                                                    ----------------------------
            Total Stockholders' Equity (Deficit)     -11,809,354    -14,146,699
                                                    ----------------------------
Total Liabilities and Stockholders' Equity (Deficit)  96,207,392     88,581,511
                                                    ============================



CASE NAME: LACLEDE STEEL COMPANY                        FROM OPR-2
CASE NUMBER: 01-48321-399
                                                             Month
                                                             Aug 31
STATEMENTS OF OPERATIONS                                      2001
                                                            --------

Net sales                                                      7,191,670
                                                        -----------------

Costs and expenses:
     Cost of products sold                                     8,434,575
     Selling and Administrative expenses                         272,644
     Depreciation and Amortization                               343,702
     Interest expense, net                                       478,094
     Unusual charges (credits)                                         0
                                                        -----------------
          Total costs and expenses                             9,529,015
                                                        -----------------

Profit (loss) before income taxes                             -2,337,345

Provision (credit) for income taxes                                    0
                                                        -----------------
Net profit (loss)                                             -2,337,345
                                                        =================



CASE NAME:   LACLEDE STEEL COMPANY                    FORM OPR-3
CASE NUMBER: 01-48321-399
                                                                 Month
                                                                 August
STATEMENTS OF CASH FLOW                                           2001
                                                                --------

Cash flows from operating activities:
       Net income (loss)                                         ($2,337,345)
Adjustments to reconcile net loss to
   net cash provided by (used in) operating activities:
        Depreciation and amortization                                343,702
        Income taxes                                                        0

  Changes in assets and liabilities that provided (used) cash:
        Accounts receivable                                          265,038
        Inventories                                                7,480,248
        Accrued expenses                                              24,337
        Accrued pension cost                                               0
        Accrued postretirement medical benefits                            0
        Insurance claims advance                                           0
        Other assets and liabilities                                -556,609

 Net cash provided by (used in) operating activities
                                                            -----------------
    before reorganization items                                    5,219,371
                                                            -----------------

Operating cash flow from reorganization items -
        Bankruptcy related items                                           0
                                                            -----------------
Net cash provided by (used in) operating activities                5,219,371
                                                            -----------------

Cash flows used in investing activities:
        Capital expenditures                                        -504,118 *
        Net proceeds from sale of assets                                   0
                                                            -----------------
 Net cash provided by (used in) investing activities                -504,118
                                                            -----------------

Cash flows from financing activities:
        Net borrowings from new credit facility                   -4,723,586
        Increase in notes payable                                      8,333
        Payment of financing costs                                         0
                                                            -----------------
 Net cash (used in) financing activities                          -4,715,253
                                                            -----------------

Cash and cash equivalents:
        Net increase (decrease) during the period                          0
        At beginning of year                                         195,000
                                                            -----------------
        At end of period                                            $195,000
                                                            =================


* Recording of charges incurred prior to July 27, 2001.



CASE NAME - LACLEDE STEEL CO.                            SCHEDULE A
CASE NUMBER -  01-48321-399

SCHEDULE OF ACCOUNTS RECEIVABLE AGING
                              Total
                             Accounts             0-30             31-60            61-90            91-120          Over 120
                            Receivable            Days              Days             Days             Days             Days
                            ----------            ----              ----             ----             ----             ----

Date of Filing:  7-27-01     $16,788,650.93     $9,478,834.75    $5,513,875.11      $563,817.22      $164,772.08    $1,067,351.77
      % of Total               100%                     56.5%            32.8%             3.4%             1.0%             6.4%

Month:   8-31-01             $16,398,034.09     $8,989,454.79    $3,860,527.94    $2,123,733.80      $236,861.11    $1,187,456.45
      % of Total               100%                     54.8%            23.5%            13.0%             1.4%             7.2%

Month:   9-30-01                      $0.00
      % of Total                0%                       0.0%             0.0%             0.0%             0.0%             0.0%

Month:   10-31-01                     $0.00
      % of Total                0%                       0.0%             0.0%             0.0%             0.0%             0.0%



CASE NAME: LACLEDE STEEL COMPANY                     SCHEDULE B
CASE NUMBER: 01-48321-399




                                                    July 31           Aug 31
FIXED ASSETS                                         2001              2001
                                                  ----------         --------

Real estate                                        2,215,000        2,215,000

Buildings                                          6,485,000        6,485,000

Primary metals                                    26,293,876       26,797,994

Office equipment                                      31,629           31,629

Obsolete equipment                                     7,239            7,239

General purpose trucks                                 7,590            7,590
                                              -------------------------------
                                                  35,040,334       35,544,452
                                              ===============================




CASE NAME: LACLEDE STEEL COMPANY                    SCHEDULE C
CASE NUMBER: 01-48321-399
                                                    As of
                                                   July 27           Aug 31
                                                     2001             2001
                                                  ---------        ---------

TRADE ACCOUNTS PAYABLE                                    0                0
                                               ------------------------------
TAXES PAYABLE
Federal Payroll Taxes                                     0                0
State Payroll Taxes                                       0                0
State Sales Taxes                                         0                0
Local Payroll Taxes                                       0                0
Real Estate and Personal Property Taxes                   0           28,414
                                               ------------------------------
TOTAL TAXES PAYABLE                                       0           28,414
                                               ------------------------------
OTHER LIABILITIES
Post Petition Secured Debt                                0        3,653,176 *
Accrued Interest Payable                                  0          283,471
                                               ------------------------------
TOTAL OTHER LIABILITIES                                   0        3,936,647
                                               ------------------------------

TOTAL POST PETITION DEBT                                  0        3,965,061
                                               ==============================


* Net advances against DIP Facility subsequent to July 27, 2001.



CASE NAME -      LACLEDE STEEL CO.                                                   SCHEDULE D
CASE NUMBER -    01-48321-399


 1.  INSURANCE COVERAGE                                                                                                  Premium
                                                                                             Amount of       Policy        paid
            Type of Insurance                             Carrier Name                       Coverage       Expiration   through
------------------------------------------   ----------------------------------------      --------------   ----------   -------

Workmen's Compensation                       USF & G (c/o Utility Management)              Statutory        -2020     -2020

General Liability                            Royal Surplus Lines Ins. Co. (c/o Westrope)      $1,000,000        -2020     -2020

Automobile                                   Hartford Ins. Co.                                $1,000,000        -2020     -2020

Property (Include Business Interruption)     Lloyds of London                                $22,500,000        -1996     -1996

Boiler and Machinery                         Travelers                                      $100,000,000        -2020     -2020

Umbrella Liability                           Fireman's Fund  (c/o Westrope)                  $50,000,000        -2020     -2020

Property (Include Business Interruption)     Great Lakes Reinsurance Co.                      $7,500,000        -1996     -1996

Property (Excess)                            Employer's Insurance of Wausau                  $70,000,000        -1996     -1996

Foreign                                      Great Northern                                    As Needed        -2020     -2020

Ocean Cargo                                  Fireman's Fund                                     $500,000        -2020     -2020



CASE NAME -      LACLEDE STEEL CO.            SCHEDULE D
CASE NUMBER -    01-48321-399


2.  STATEMENT OF PAYMENT TO SECURED CREDITORS

       Payee                Description              Amount Paid
--------------------   -----------------------    -------------------

G.E. Capital           Interest                          $246,313.00

G.E. Capital           Bank Fees                           12,026.94
                                                  -------------------



                       Total paid in August 2001         $258,339.94
                                                  ===================





CASE NAME -      LACLEDE STEEL CO.                                   SCHEDULE D
CASE NUMBER -    01-48321-399

3.  TAX PAYMENTS MADE IN AUGUST 2001
                    Type of Tax                              Amount                      Check #           Paid
-----------------------------------------------------    ----------------               ----------   ------------------

F.I.C.A. - employer's portion                                  17,070.52                   474783          August 2001
F.I.C.A. - employer's portion                                  13,794.92                   474957          August 2001
F.I.C.A. - employer's portion                                   7,884.20                   474835          August 2001
F.I.C.A. - employer's portion                                  11,431.25                   475050          August 2001
F.I.C.A. - employer's portion                                     383.58                   474702          August 2001
F.I.C.A. - employer's portion                                  13,483.83                   474850          August 2001
                                                         ----------------
    Federal Payroll withholding taxes                         $64,048.30


Federal Unemployment Compensation                                   2.79                   475050          August 2001
Federal Unemployment Compensation                                   5.78                   474850          August 2001
Federal Unemployment Compensation                                  11.34                   474957          August 2001
Federal Unemployment Compensation                                  25.73                   474783          August 2001
                                                         ----------------
    Federal Unemployment withholding taxes                        $45.64



Illinois Unemployment Compensation                                 18.14                   475050          August 2001
Illinois Unemployment Compensation                                136.59                   474783          August 2001
Illinois Unemployment Compensation                                 51.15                   474957          August 2001
Illinois Unemployment Compensation                                 20.28                   747835          August 2001
                                                                                                           August 2001
Pennsylvania Unemployment Compensation                             41.58                   474783          August 2001
Pennsylvania Unemployment Compensation                             41.58                   474957          August 2001
Pennsylvania Unemployment Compensation                             24.93                   474850          August 2001
                                                         ----------------
    State Unemployment withholding taxes                         $334.25

Ronald A. Leggett, Collector                                        0.00
                                                         ----------------
    St. Louis City employment tax                                  $0.00

Illinois Electricity Excise Tax   - Estimate #1                   281.64                                   August 2001
Illinois Electricity Excise Tax   - Estimate #2                   281.64                                   August 2001
USX Realty-estimated real estate tax for November 2000         11,181.00                   474753          August 2001
                                                         ----------------
    Other taxes                                               $11,744.28





CASE NAME -      LACLEDE STEEL CO.                               SCHEDULE D
CASE NUMBER -    01-48321-399

4.  PAYMENTS TO OFFICERS                              Pay
Name                                                  Date       Amount
---------------------------------------------------------------  --------------

David Higbee                                           8/31/01      $27,083.00
President & CEO

Michael H. Lane                                        8/31/01       22,917.00
Executive V. P.

Ralph M. Cassell                                       8/31/01       12,500.00
V. P. & General Mgr.-Wire

James B. Claes                                         8/31/01       10,700.00
Controller & Asst. Secretary

Jim Caporaletti                                        8/31/01       12,500.00
Vice President & General Mgr.-Pipe


4.  PAYMENTS TO DIRECTORS
Name                                                  DATE       SERVICES
---------------------------------------------------------------  --------------

None

                                                                 --------------
                                                                         $0.00
                                                                 ==============



5. PAYMENTS MADE THIS MONTH TO PROFESSIONALS

Name                                                  DATE       SERVICES
---------------------------------------------------------------  --------------

None
                                                                 --------------
                                                                         $0.00
                                                                 ==============




CASE NAME -      LACLEDE STEEL CO.                       SCHEDULE D
CASE NUMBER -    01-48321-399

6.  RECORD OF DISBURSEMENT AND PAYMENT OF QUARTERLY FEES


                Total           Total Disb.   Quarterly
Period Ending   Disbursements   For Quarter   Fee         Date Paid  Amount Paid
--------------  --------------  ------------  ----------  ---------- -----------

Jul 01          $6,638,863.36

Aug 01          $4,926,049.86
